UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2014

RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio	44258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on May 31, 2010, Bondex International, Inc. (“Bondex”), and its parent company, Specialty Products Holding Corp. (“SPHC”), filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to reorganize under Chapter 11 of the United States Bankruptcy Code in an effort to permanently and comprehensively resolve all present and future asbestos personal injury claims related to Bondex and SPHC.

On July 26, 2014, RPM International Inc. (“RPM”), Bondex, SPHC and other related entities entered into settlement term sheets with the official representatives of current and future asbestos claimants setting forth the parties’ agreement in principal to resolve all present and future asbestos personal injury claims related to Bondex, SPHC and other related entities. The agreement in principal contemplated the filing of a plan or plans of reorganization with the Bankruptcy Court (the “Plan”). The Plan was subject to approval of the claimants, as well as the Bankruptcy Court and U.S. District Court in Delaware.

On December 10, 2014, RPM issued a press release announcing that the Bankruptcy Court and the U.S. District Court in Delaware had confirmed the Plan.

Effective as of December 23, 2014 (the “Effective Date”), Bondex, SPHC and other related entities have emerged from bankruptcy.

Under the Plan, a trust has been created for the benefit of current and future asbestos personal injury claimants. The trust will be funded by contributions of:

•	$450.0 million in cash at closing of the Plan on the Effective Date, funded through RPM’s revolving line of credit with a group of banks;
•	$102.5 million in cash, RPM stock, or a combination of the two, on or before the second anniversary of the Effective Date;
•	$120.0 million in cash, RPM stock, or a combination of the two, on or before the third anniversary of the Effective Date; and
•	a final payment of $125.0 million in cash, RPM stock, or a combination of the two, on or before the fourth anniversary of the Effective Date.

The foregoing description of the Plan is qualified entirely by the text of the Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

See Item 1.01 with respect to the creation of direct financial obligations in connection with the Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Plan of Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc.
(Registrant)
Date: December 23, 2014

/s/ Edward W. Moore
Edward W. Moore Senior Vice President, General Counsel and Chief Compliance Officer

Exhibit Index

Exhibit Number	Description

10.1	Plan of Reorganization.